SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 9, 2003
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 5. Other Events

On June 13, 2003, Corixa Corporation announced the closing of two financing transactions totaling approximately $115 million in gross proceeds. One financing transaction was an $85 million Rule 144A offering of 4.25% Convertible Subordinated Notes due 2008 through Thomas Weisel Partners LLC The second transaction was a $30 million private placement of equity securities to Sprout Group (the “PIPE”).

The 4.25% Convertible Subordinated Notes were sold through an offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The notes sold are convertible at the option of the holder into Corixa common stock at a conversion price of $9.175, subject to adjustment in certain circumstances. The initial conversion price represents a 25% premium over the last reported sale price of Corixa common stock on June 9, 2003, which was $7.34 per share. At the initial conversion price, each $1,000 in principal amount of notes will be convertible into approximately 108.9918 shares of Corixa common stock. The notes are subordinate to existing and future senior indebtedness of Corixa. Corixa has also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $15 million in principal amount of the notes.

Thomas Weisel was the initial purchaser of the 4.25% Convertible Subordinated Notes. As the initial purchaser of the notes, Thomas Weisel purchased the 4.25% Convertible Subordinated Notes from Corixa at a 3.5% discount.

In connection with the notes offering, Corixa entered into a registration rights agreement with Thomas Weisel. Under the terms of the registration rights agreement, Corixa is required to file with the Securities and Exchange Commission (the “Commission”) a registration statement for the registration of the notes sold in the private placement and the shares issuable upon conversion of the notes within 90 days after the closing. Corixa has agreed to cause the registration statement to become effective as soon as practicable, but in no event later than 180 days after the registration statement is filed.

In the PIPE, Corixa sold 3,719,085 newly issued shares of Corixa common stock to Sprout Group at a purchase price of $8.044 per share. For an additional $.125 per underlying share, Sprout Group also purchased 5-year warrants to purchase a total of 669,435 shares of common stock at an exercise price of $8.044 per share.

In connection with the PIPE, Corixa entered into a registration rights agreement with Sprout Group. Under the terms of the registration rights agreement, Corixa is required to file with the Commission a registration statement for the registration of the shares sold in the private placement to Sprout Group and the shares issuable upon exercise of the warrants within 10 business days after the closing. Corixa has agreed to cause the registration statement to become effective as soon as practicable, but in no event later than 90 days after the registration statement is filed.

Pacific Growth Equities, LLC acted as the placement agent for the PIPE. In consideration for Pacific Growth’s services as placement agent, Corixa will pay Pacific Growth a cash fee equal to approximately 5% of the gross proceeds of the PIPE, or approximately $1.5 million.

In total, Sprout Group invested $45 million, including $30 million in the PIPE and an additional $15 million in 4.25% Convertible Subordinated Notes purchased through Thomas Weisel. In connection with the financings, Ron Hunt, partner at Sprout Group, joined Corixa’s board of directors.

Corixa plans to use the net proceeds from both financing transactions for research and development and general corporate purposes, including working capital.

Copies of the securities purchase agreement and registration rights agreement between Corixa and Sprout Group are attached to this report as Exhibits 10.1 and 10.2, respectively. A copy of the form of warrant issuable to Sprout is attached to this report as Exhibit 10.3. Copies of the note purchase agreement and registration rights agreement between Corixa and Thomas Weisel are attached to this report as Exhibits 10.4 and 10.5, respectively. A copy of the form of the 4.25% Convertible Subordinated Note is attached to this report as Exhibit 10.6. A copy of the indenture between Corixa and Wells Fargo Bank, National Association is attached to this report as Exhibit 4.1.

Copies of the Rule 135c press releases related to the two financings are attached to this report as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number	Description

4.1	Indenture dated June 13, 2003
10.1	Securities Purchase Agreement dated as of June 8, 2003, between Corixa Corporation and Sprout Group
10.2	Registration Rights Agreement dated as of June 13, 2003 between Corixa Corporation and Sprout Group
10.3	Form of 5-Year Warrant
10.4	Note Purchase Agreement dated as of June 9, 2003, between Corixa Corporation and Thomas Weisel Partners LLC
10.5	Registration Rights Agreement dated as of June 13, 2003, between Corixa Corporation and Thomas Weisel Partners LLC
10.6	Form of 4.25% Convertible Subordinated Note due July 1, 2008
99.1	Corixa Corporation Press Release dated June 9, 2003 announcing proposed $75 million convertible subordinated notes offering
99.2	Corixa Corporation Press Release dated June 9, 2003 announcing $30 million private placement financing
99.3	Corixa Corporation Press Release dated June 10, 2003 announcing pricing of $85 million offering of 4.25% Convertible Subordinated Notes due 2008
99.4	Corixa Corporation Press Release dated June 10, 2003 announcing pricing of $30 million private placement financing
99.5	Corixa Corporation Press Release dated June 13, 2003 announcing closing of previously announced financings

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: June 18, 2003	By:	/s/ Michelle Burris

Michelle Burris Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Indenture dated June 13, 2003
10.1	Securities Purchase Agreement dated as of June 8, 2003, between Corixa Corporation and Sprout Group
10.2	Registration Rights Agreement dated as of June 13, 2003 between Corixa Corporation and Sprout Group
10.3	Form of 5-Year Warrant
10.4	Note Purchase Agreement dated as of June 9, 2003, between Corixa Corporation and Thomas Weisel Partners
10.5	Registration Rights Agreement dated as of June 13, 2003, between Corixa Corporation and Thomas Weisel Partners LLC
10.6	Form of 4.25% Convertible Subordinated Note due July 1, 2008
99.1	Corixa Corporation Press Release dated June 9, 2003 announcing proposed $75 million convertible subordinated notes offering
99.2	Corixa Corporation Press Release dated June 9, 2003 announcing $30 million private placement financing
99.3	Corixa Corporation Press Release dated June 10, 2003 announcing pricing of $85 million offering of 4.25% Convertible Subordinated Notes due 2008
99.4	Corixa Corporation Press Release dated June 10, 2003 announcing pricing of $30 million private placement financing
99.5	Corixa Corporation Press Release dated June 13, 2003 announcing closing of previously announced financings